Share Class & Ticker	Class A	Trust Shares
	HRIAX	HRIBX

Summary Prospectus  May 1, 2010

As Amended on July 16, 2010

Huntington Rotating Markets Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://www.huntingtonfunds.com/ prospectussummary. You can also get this information at no cost by calling 800-253-0412, by emailing a request to info@huntingtonfunds.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated May 1, 2010.

Investment Objective

The Fund’s investment objective is to seek capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your household invest, or agree to invest in the future, at least $50,000 in Huntington Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge” section at page 218 of the prospectus and “Other Purchase Information — Sales Charge Reductions/Waivers (Class A Shares)” at page 88 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	Redemption Fee (as a percentage of amount redeemed, if applicable)
Trust	None	None	None
Class A	4.75%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses (including shareholder services fee)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
Trust	0.50%	None	0.69%	0.87%	2.06%
Class A	0.50%	0.25%	0.69%	0.87%	2.31%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Trust	$209	$646	$1,108	$2,390	$209	$646	$1,108	$2,390
Class A	$698	$1,162	$1,652	$2,995	$698	$1,162	$1,652	$2,995

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 230% of the average value of its portfolio.

Not A Deposit • Not FDIC Insured • May Lose Value • No Bank Guarantee • Not Insured By Any Government Agency

Huntington Rotating Markets Fund

Principal Investment Strategy

The Fund will pursue its investment objective by rotating investments among equity market segments (small-cap, mid-cap, large-cap and global) as determined by the Fund’s Advisor to offer the greatest potential for capital appreciation in a given market environment.

Under normal market conditions the Fund will invest (either directly or through the ownership of index-based securities, as described below) at least 75% of its assets in equity stocks comprising the equity market segment selected by the Advisor. The Advisor will rotate among the small-cap, mid-cap, large-cap and global equity market segments. To determine which equity market segment offers the greatest potential for capital appreciation, the Advisor will use “top-down” analysis (analyzing the impact of economic trends before considering the performance of individual stocks) to evaluate broad economic trends, anticipate shifts in the business cycle, and determine which sectors or industries may benefit the most over the next 12 months. The Advisor will continuously monitor the market environment and may rotate the equity market segment when the Advisor determines that another is more favorable given the projected market environment. The Fund will not provide notice to shareholders when the Advisor rotates among market segments.

The following is information about the equity market segments among which the Advisor will rotate investments. Investment in any segment could consist of stocks of companies whose capitalization falls within the specified range and/or index-based securities that hold stocks of companies whose capitalization falls within the specified range at the time of purchase. Index-based securities are exchange-traded funds that represent ownership in a long-term investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the Russell 2000 Index, S&P 500, or the NASDAQ-100 Index. As of February 28, 2010, the Russell 2000

Index had a total market capitalization range of approximately $78 million to $1.688 billion. As of December 31, 2009, the S&P 500’s average market capitalization of companies in the index was approximately $19.86 billion and the median market capitalization was approximately $8.59 billion. The small-cap, mid-cap and large-cap market segments are comprised predominantly of U.S. companies, although many companies have international operations or international exposure to varying degrees.

The small-cap market segment includes companies whose market capitalization at the time of purchase are within the market capitalization range of companies in a recognized independent small-cap index such as the Russell 2000 Index.

The mid-cap market segment includes companies whose market capitalization at the time of purchase are within the market capitalization range of companies in a recognized independent mid-cap index such as the Russell Midcap Index.

The large-cap market segment includes companies whose market capitalization at the time of purchase are within the market capitalization range of companies in a recognized independent large-cap index such as the S&P 500.

The global market segment comprises companies that are based throughout the world, including the United States. When invested in the global market segment, the Fund’s investment (either directly or through the ownership of index-based securities) in equity stocks issued by companies based outside the United States will typically fluctuate between 50% and 80% of its assets.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Principal Risks

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The primary factors that may reduce the Fund’s net asset value (“NAV”) and returns include:

Market Risk: The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Equity Securities Risk: The price of equity securities in the Fund’s portfolio will fluctuate based on changes in a company’s financial condition and on market and economic conditions.

Investment Style Risk. The type of securities on which a Fund focuses may underperform other assets or the overall market.

Mid/Small Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

Foreign Investment Risk: Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Energy Risk. Investments in energy-related companies may fluctuate substantially in value over both short and long periods, based on changes in the prices and supplies of oil and other energy fuels.

Foreign Custodial Services Risk. Foreign custodial services are generally more expensive in foreign jurisdictions than in the United States. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

Fee Layering Risk. Because the Fund may invest its assets in underlying mutual funds or ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Summary Prospectus	May 1, 2010

Performance Information

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Trust shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information will be available at www.huntingtonfunds.com, or by calling 1-800-253-0412.

Best and Worst Quarter Returns
(for periods shown in the bar chart)
Best Quarter Q2 2009	23.71%
Worst Quarter Q4 2008	(25.63)%

Risk/Return Bar Chart

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	5 Years	Since Class Inception*
Trust — Before Taxes	33.64%	2.08%	1.84%
Trust — After Taxes on Distributions(1)	33.44%	1.68%	1.60%
Trust — After Taxes on Distributions and Sale of Trust Shares(1)	22.13%	1.81%	1.60%
Class A — Before Taxes (with 4.75% sales charge)	27.04%	0.85%	1.03%
Standard & Poor’s 500 Index (S&P 500) (reflects no deduction for fees, expenses or taxes)(2)	26.46%	0.42%	0.59%

(1)

After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2)	The unmanaged S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
*	Since May 1, 2001.

Investment Advisor and Portfolio Manager

The Fund’s investment advisor is Huntington Asset Advisors, Inc. Paul Koscik, Vice President of the Advisor, has served as Portfolio Manager of the Fund since 2001.

Purchasing and Redeeming Shares

The minimum initial purchase for the Fund’s Class A Shares and Trust Shares is $1,000. For Class A Shares, the minimum subsequent investment is $50; for Trust Shares, the minimum subsequent investment is $500. For Class A Shares and Trust Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

Shares may be purchased or redeemed by calling your investment professional or directly from the Trust at (800) 253-0412; by check payable to the Huntington Rotating Markets Fund and applicable Share class (e.g., Huntington Rotating Markets Fund — Class A Shares) (Mail to The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110); or by Federal funds wire (Huntington National Bank NA, ABA #044000024, Huntington Fund, Account #01892228947, Shareholder Name, Shareholder Account Number). Redeem on any business day when the New York Stock Exchange is open by telephone at (800) 253-0412, or by calling your Investment Professional; or by mail at the Huntington Funds address above.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an Individual Retirement Account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Summary Prospectus	May 1, 2010